EXHIBIT 99.1

                                 APRIL 22, 2004

              GEORGIA BANK FINANCIAL FIRST QUARTER EARNINGS RELEASE

     Georgia Bank Financial Corporation, the holding company for Georgia Bank & Trust Company of Augusta, today reported net income for the first quarter of $2,006,090 or 38 cents per share, diluted, up from $1,852,187 or 35 cents per share, diluted, for the same period in 2003. This represents an increase in net income of 8.3 percent over the first quarter of 2003 and an increase in earnings per share of 8.5 percent.

     As of March 31, 2004, Georgia Bank Financial Corporation reached new records for total assets of $653.8 million and total deposits of $516.3 million. This reflects an increase of 3.7 percent in assets and 6.7 percent in deposits during the first quarter of 2004. Total assets and deposits were $630.6 million and $483.9 million, respectively, at December 31, 2003.

     "The Company continues to experience significant growth in market share as reflected by surpassing $650 million in total assets. As reported in the FDIC Market Share Report for June 30, 2003, the latest available, the Company maintains a strong number two position with 15.23% of deposits in its two county market. We are very pleased with the growth and performance of the core bank during the first quarter," stated R. Daniel Blanton, President and CEO.

     "The earnings increase was driven by an increase in net interest income even as noninterest income declined due to the lower level of mortgage originations in this higher interest rate environment. Net interest income increased 14.7 percent over the prior year quarter as loans outstanding increased 12.3 percent from the first quarter of 2002," stated Ronald L. Thigpen, Executive Vice President.

     Georgia Bank Financial Corporation owns Georgia Bank & Trust Company of Augusta which operates six full service offices in the Metro Augusta market. Georgia Bank & Trust Company proudly retains "the oldest name in Augusta banking." It is the largest locally-owned and operated community bank in Richmond and Columbia County.

     The  Company's  common  stock  is  publicly  traded on the Over-The Counter
Bulletin Board under the symbol "GBFP." UBS Financial Services, Augusta, Georgia serves as the principal market maker of the common stock.

     For further information, please contact R. Daniel Blanton, President and Chief Executive Officer or Ronald L. Thigpen, Executive Vice President and Chief Operating Officer at 706-738-6990.


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
                GEORGIA BANK FINANCIAL CORPORATION AND SUBSIDIARY
                           Consolidated Balance Sheets


                         ASSETS                      March 31,
                                                       2004        December 31,
                                                    (Unaudited)       2003
                                                   -------------  --------------
Cash and due from banks                            $ 15,791,853   $  15,704,566
Federal funds sold                                            -               -
Interest-bearing deposits in other banks                 17,273          17,318
                                                   -------------  --------------
        Cash and cash equivalents                    15,809,126      15,721,884

Investment securities
  Available-for-sale                                149,686,130     151,394,463
  Held-to-maturity, at cost (fair values of
    $5,478,826 and $5,750,099, respectively)          5,072,670       5,437,519

Loans held for sale                                  12,734,114      14,047,080
Loans                                               445,508,159     418,632,111
  Less allowance for loan losses                     (7,402,292)     (7,277,589)
                                                   -------------  --------------
        Loans, net                                  438,105,867     411,354,522

Premises and equipment, net                          14,488,364      14,250,543
Accrued interest receivable                           3,435,121       3,784,888
Intangible assets, net                                  139,883         139,883
Bank-owned life insurance                            11,096,896      10,971,633
Other assets                                          3,247,764       3,530,542
                                                   -------------  --------------

                                                   $653,815,935   $ 630,632,957
                                                   =============  ==============

            LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits
  Noninterest-bearing                              $ 75,745,996   $  68,033,102
  Interest-bearing:
    NOW accounts                                     80,301,767      72,386,405
    Savings                                         204,716,144     194,366,425
    Money management accounts                        23,394,362      22,137,192
    Time deposits over $100,000                     103,986,574      97,631,749
    Other time deposits                              28,173,283      29,396,929
                                                   -------------  --------------
                                                    516,318,126     483,951,802

Federal funds purchased and securities sold
  under repurchase agreements                        41,433,893      56,968,754
Advances from Federal Home Loan Bank                 35,000,000      30,000,000
Other borrowed funds                                    500,000         800,000
Accrued interest and other liabilities                4,831,504       5,223,354
                                                   -------------  --------------
        Total liabilities                           598,083,523     576,943,910
                                                   -------------  --------------

Stockholders' equity:
  Common stock, $3.00 par value; 10,000,000
    shares authorized; 5,284,746 shares issued;
    5,247,204 shares outstanding                     15,854,238      15,854,238
  Additional paid-in capital                         34,337,584      34,337,584
  Retained earnings                                   4,325,033       3,001,079
  Treasury stock, at cost 37,542 shares                (507,360)       (507,360)
  Accumulated other comprehensive income              1,722,917       1,003,506
                                                   -------------  --------------
        Total stockholders' equity                   55,732,412      53,689,047
                                                   -------------  --------------

                                                   $653,815,935   $ 630,632,957
                                                   =============  ==============


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
                GEORGIA BANK FINANCIAL CORPORATION AND SUBSIDIARY
                        Consolidated Statements of Income


                                  (Unaudited)

                                                       Three Months Ended
                                                            March 31,
                                                     ----------------------
                                                        2004        2003
                                                     ----------  ----------
Interest income:
   Loans, including fees                             $6,640,344  $6,257,448
   Investment securities                              1,706,843   1,621,372
   Federal funds sold                                     8,224      33,106
   Interest-bearing deposits in other banks                  29       1,276
                                                     ----------  ----------
     Total interest income                            8,355,440   7,913,202
                                                     ----------  ----------

Interest expense:
   Deposits                                           1,639,538   1,980,159
   Federal funds purchased and securities sold
      under repurchase agreements                       177,388     167,572
   Other borrowings                                     432,107     443,086
                                                     ----------  ----------
        Total interest expense                        2,249,033   2,590,817
                                                     ----------  ----------

Net interest income                                   6,106,407   5,322,385

Provision for loan losses                               388,723     474,750
                                                     ----------  ----------

Net interest income after provision for loan losses   5,717,684   4,847,635
                                                     ----------  ----------

Noninterest income:
   Service charges and fees on deposits               1,058,907   1,082,649
   Gain on sale of loans                              1,276,680   1,787,730
   Investment securities gains, net                      80,751      46,192
   Retail investment income                              95,555      90,937
   Trust service fees                                   122,239      69,859
   Increase in cash surrender value of
      bank-owned life insurance                         125,263      34,912
   Miscellaneous income                                  99,332      97,312
                                                     ----------  ----------
      Total noninterest income                        2,858,727   3,209,591
                                                     ----------  ----------

Noninterest expense:
   Salaries                                           2,513,124   2,755,773
   Employee benefits                                    766,855     628,415
   Occupancy expenses                                   619,164     581,346
   Other operating expenses                           1,699,930   1,271,463
                                                     ----------  ----------
      Total noninterest expense                       5,599,073   5,236,997
                                                     ----------  ----------

           Income before income taxes                 2,977,338   2,820,229

Income tax expense                                      971,248     968,042
                                                     ----------  ----------

           Net income                                $2,006,090  $1,852,187
                                                     ==========  ==========

                GEORGIA BANK FINANCIAL CORPORATION AND SUBSIDIARY
                        Consolidated Statements of Income


                                  (Unaudited)

                                              Three Months Ended
                                                   March 31,
                                            ----------------------
                                               2004        2003
                                            ----------  ----------
Basic net income per share                  $     0.38  $     0.35
                                            ==========  ==========

Diluted net income per share                $     0.38  $     0.35
                                            ==========  ==========

Weighted average common shares outstanding   5,247,204   5,247,204
                                            ==========  ==========

Weighted average number of common and
  common equivalent shares outstanding       5,324,089   5,353,697
                                            ==========  ==========


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